                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                       --------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 26, 2000



                             CONSECO FINANCE CORP.
                     CONSECO FINANCE SECURITIZATIONS CORP.
                     -------------------------------------

                                     333-92315 and
         Delaware                     333-92315-01               41-1807858
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(State or other jurisdiction          (Commission               (IRS employer
     of incorporation)                file number)           identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:        (651) 293-3400
                                                     --------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           Not applicable.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.      Description
               -----------      -----------

                  99.1 Computational materials prepared by underwriter, dated September 26, 2000, in connection with Certificates for Manufactured Housing Contracts Senior Subordinate Pass-Through Certificates, Series 2000-5, issued by Conseco Finance Securitizations Corp., as Seller, and Conseco Finance Corp., as Servicer.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CONSECO FINANCE SECURITIZATIONS CORP.



                              By: /s/ Phyllis A. Knight
                                  ------------------------------------
                                  Phyllis A. Knight
                                  Senior Vice President and Treasurer

                               INDEX TO EXHIBITS

Exhibit Number
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     99.1 Computational materials prepared by underwriter, dated September 26, 2000, in connection with Certificates for Manufactured Housing Contracts Senior Subordinate Pass-Through Certificates, Series 2000-5, to be issued by Conseco Finance Securitizations Corp., as Seller, and Conseco Finance Corp., as Servicer.